UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 1, 2019

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights		The NASDAQ Stock Market LLC

Item 8.01 Other Events.

Effective September 1, 2019, Carys Damon, the General Counsel of Inspired Entertainment, Inc. (the “Company”), was appointed as a member of the Office of the Executive Chairman (“OEC”) of the Company. Following her appointment, the members of the OEC will consist of A. Lorne Weil, Executive Chairman of the Board of Directors; Brooks H. Pierce, President and Chief Operating Officer; Daniel B. Silvers, Executive Vice President and Chief Strategy Officer; Stewart F.B. Baker, Executive Vice President and Chief Financial Officer; and Ms. Damon.

Ms. Damon, age 42, has served as General Counsel and Corporate Secretary since 2017. As General Counsel, Ms. Damon is responsible for the Company’s legal and compliance functions. Ms. Damon served as Assistant General Counsel from 2015 to 2017 and as Legal Counsel from 2012 to 2015.

Prior to joining the Company, Ms. Damon held the role of Senior Associate at Marriott Harrison LLP in the Media & Technology Department advising clients predominantly in the music, film and television industries on a host of commercial and intellectual property matters, both contentious and non-contentious.

Ms. Damon is a Solicitor of the Supreme Court of England and Wales and a member of the New York State Bar.

There are no arrangements or understandings between Ms. Damon and any other persons pursuant to which Ms. Damon was named to the OEC. Ms. Damon does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to become a director or executive officer.

Other than an employment agreement with a subsidiary of the Company, as supplemented, which provides for Ms. Damon’s annual compensation, Ms. Damon does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2019

INSPIRED ENTERTAINMENT, INC.

By	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Executive Chairman

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